OTHER OPERATING AND NON-OPERATING INCOME	6 Months Ended
Jun. 30, 2023
Other Income and Expenses [Abstract]
OTHER OPERATING AND NON-OPERATING INCOME	OTHER OPERATING AND NON-OPERATING INCOME
During the six month period ended June 30, 2023, the Company sold the Golar Seal for $184.3 million. The transaction was completed on March 22, 2023 after successful redelivery of the vessel from its last charter to the buyer resulting in a net gain of $42.5 million disclosed under “Other non-operating income”.

During the Predecessor Period included within the six months period ended June 30, 2022, we received loss of hire insurance proceeds for the Golar Ice of $4.4 million. These proceeds are recognized in “Other operating income” in our combined carve-out statements of operations within the Predecessor Peri